UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2016

Baker Hughes Incorporated
(Exact name of registrant as specified in charter)

Delaware	1-9397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17021 Aldine Westfield Road, Houston, Texas		77073
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On October 25, 2016, Baker Hughes Incorporated (the “Company”) issued a news release announcing its financial results for the quarter ending September 30, 2016, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated herein by reference. In accordance with General Instructions B.2. of Form 8-K, the information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Following the issuance of the news release and the filing of this current report on Form 8-K, the Company will hold a conference call on Tuesday, October 25, 2016 at 8:30 a.m. Eastern Time, 7:30 a.m. Central Time, to discuss the earnings announcement. This scheduled conference call was previously announced on September 21, 2016. The conference call will broadcast live via a webcast that can be accessed by visiting the Baker Hughes website at: www.bakerhughes.com/investor. An archived version of the webcast will be available on the website through the end of December, 2016.
In addition to financial results determined in accordance with generally accepted accounting principles (“GAAP”) that were included in the news release, certain information discussed in the news release and to be discussed on the conference call could be considered non-GAAP financial measures (as defined under the SEC’s Regulation G). Any non-GAAP financial measures should be considered in addition to, and not as an alternative for, or superior to, net income (loss), income (loss) from continuing operations, cash flows or other measures of financial performance prepared in accordance with GAAP as more fully discussed in the Company’s financial statements and filings with the SEC. Reconciliations of such non-GAAP information to the closest GAAP measures are included in the news release.
Item 7.01 Regulation FD Disclosure.
On October 25, 2016, the Company issued a news release, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference. In accordance with General Instructions B.2. of Form 8-K, the information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Also, see Item 2.02, “Results of Operations and Financial Condition.”
Item 9.01 Financial Statements and Exhibits. (Information furnished in this Item 9.01 is furnished pursuant to Item 9.01.)
(d) Exhibits.
99.1*    News Release of Baker Hughes Incorporated dated October 25, 2016.
*        Filed herewith.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED

Dated: October 25, 2016	By:	/s/ Lee Whitley
Lee Whitley Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	News Release of Baker Hughes Incorporated dated October 25, 2016.